--------------------------------------------------------------------------------
CLOSED END
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ACM Managed
Dollar Income Fund

Annual Report
September 30, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital[LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder:

This report provides investment results, performance information and market outlook for ACM Managed Dollar Income Fund (the "Fund") for the annual reporting period ended September 30, 2000.

Investment Objectives and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high-yielding, high-risk U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended September 30, 2000. For comparison, we have included the Fund's benchmark, which is a composite consisting of 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+--a standard measure of the performance of a basket of unmanaged emerging market debt securities) and 35% of the Credit Suisse First Boston High Yield Index (CSFB HYI--a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities.) We compare the Fund's performance to the composite because it more closely resembles the composition of the Fund's portfolio.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended September 30, 2000

                                                       -----------------------
                                                            Total Returns
                                                       -----------------------
                                                       6 Months      12 Months
--------------------------------------------------------------------------------
ACM Managed Dollar Income Fund                          -4.22%          9.99%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus             5.67%         28.03%
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index              1.14%          1.92%
--------------------------------------------------------------------------------
Composite:
65%/35% (65% JPM EMBI+ + 35% CSFB HYI)                   4.08%         18.89%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of September 30, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------

      index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

      Additional investment results appear on pages 5-7.

--------------------------------------------------------------------------------

For both the six- and 12-month periods, the Fund underperformed the composite. Fund performance suffered during the six-month period due to its relatively large positions in U.S. corporate high yield securities and European corporate high yield issues. Liquidity in many of the high yield issues held was low, as high yield mutual funds have experienced significant outflows in 2000. Defaults, as measured by Moody's for the trailing 12 months ending September 30, 2000, were 5.13%, well above the historical average. Spreads widened significantly over the last year with mid-quality high yield widening by 250 basis points. The Fund has tended to overweight this sector of the market because of its attractive current yields and long term risk/reward characteristics. As a less diversified microcosm of the overall market, European high yield has done significantly worse than the market as a whole. Performance of this subsector has been more than 300 basis points worse than the negative returns of the high yield market, according to Credit Suisse First Boston data.

In contrast, the emerging market sectors have done well during the period with Russia, Venezuela and Bulgaria having particularly good performance. The Fund was underweight in emerging markets and overweight in corporate high yield relative to the composite, with a significant European corporate high yield component. Given the difficult environment in high yield, this overweight position was a significant drag on performance during the six-month period.

Market Overview

The global economy continued to improve during the six-month period ended September 30, 2000. In the U.S., the economy remained strong, growing 4.8% annualized in the first quarter and 5.3% during the second quarter. Unemployment remained low and consumer confidence increased. Strong U.S. economic activity prompted the Federal Reserve to increase official interest rates 50 basis points from 6.00% to 6.50% early in the period. Recent signs of moderating economic growth, however, shifted the Federal Reserve into a holding pattern late in the reporting period. A spike in oil prices and a cooling off in the equity markets helped to dampen the stronger growth exhibited earlier in the year.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a solid return of 4.80% during the six-month period. Among the traditional sectors of the U.S. bond market, commercial mortgage-backed securities posted the strongest return, 6.20%, followed by mortgage-backed securities, 5.55%, and asset-backed securities, 5.04%. Corporate bonds returned 4.34% and U.S. Treasuries lagged but still posted a very respectable return, 4.15%, as a result of the Treasury buyback program.


--------------------------------------------------------------------------------
2 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

During the six-month period, short-term interest rates increased and intermediate rates (two- to 10-year) de creased while the 30-year remained essentially unchanged. The period was highlighted by volatility as bond investors wrestled with a number of factors: 1) a less pessimistic outlook for Federal Reserve policy, 2) continuing Treasury buybacks, 3) volatility in the stock market, 4) a renewed appetite for corporate debt, 5) a sharp run-up in oil prices, and 6) uncertainty about U.S. fiscal policy after the November elections.

The high yield corporate sector, as represented by the CSFB HYI, returned 1.14% for the six-month period. The market continued to be risk-averse with substantive quality return distinctions. Double-B rated securities outperformed single-B rated securities as investors focused on higher quality issues. Double-B rated securities posted a 5.96% return, with single-B rated securities returning 1.57%. Lower-rated high yield bonds fared worst, posting negative returns.

Monetary tightening, historically high default rates, weak equity markets, and mutual fund outflows dampened performance of this sector. Additionally, prices weakened in the last two weeks of September as new issues coincided with falling equity markets. The CSFB HYI, as of September 30, 2000, yielded 14.14%, or 8.29%, above Treasuries. The best performing industry sectors for the period included the energy sector as well as real estate/building, gaming, media and the interest rate sensitive utility sector. The worst performing sectors included entertainment and retail. Issuance of high yield debt in the first eight months of this year totaled approximately $32 billion, less than half of the amount issued in the first eight months of 1999.

During the six-month period, emerging market debt performed well as global economic growth improved and commodity prices firmed. The sector as represented by the JPM EMBI+, returned a strong 5.67% during the period, outdistancing all other fixed income sectors. Most individual country returns as represented by individual country components of the JPM EMBI+, were positive during the period. Ecuador posted the largest gain at 40.58%, based on continued progress in debt re scheduling and reform efforts. Other individual outperformers included Russia, at 10.82%, Venezuela, returning 10.80%, Mexico, with 6.76%, and Brazil, at 6.24%. Argentina and Peru were the worst performers for the period, returning -2.14% and -4.09%, respectively.

Outlook

Our outlook for financial markets assumes that the U.S. economy will finally achieve a soft landing in 2001 as Federal Reserve rate increases impact the economy. A short-lived restrengthening, however, could trigger disruptive concerns about inflationary imbalances in the U.S. labor market and trade deficit. Elsewhere, growth is stable or moderating. Further tightening by central banks will be limited, and most bond markets should be range-bound. Improving demand out side the United States is benefiting U.S. exports, but the


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

disequilibrium in U.S. external accounts is so great that downward pressure on the dollar is a major risk at some point. Productivity should cap U.S. inflation at 4% and eventually pull it lower in 2001.

With a relatively healthy economy and high yield securities yielding over 14%, we believe high yield offers significant value. The stabilization of interest rates could help this segment move in a positive direction. However, we expect the high yield market will continue to experience some volatility due to the possibility of weaker corporate earnings in many industry sectors.

--------------------------------------------------------------------------------
[PHOTO]     John D.
            Carifa

[PHOTO]     Wayne D.
            Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investment at Alliance and manages assets in both domestic and international markets.

Mr. Lyski has over 26 years of investment experience.
--------------------------------------------------------------------------------

The global economic environment remains fundamentally supportive of the emerging markets and emerging countries' reform efforts, although the sector may exhibit some volatility. Despite the inevitable variation across countries, we believe that most emerging market governments remain committed to necessary economic and financial reforms. Going forward, we believe this asset class will continue to produce attractive returns, albeit with some measure of volatility.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
4 o ACM MANAGED DOLLAR INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 9/30/00

                            [MOUNTAIN CHART OMITTED]

                    ACM Managed Dollar Income Fund: $14,568
                    Composite: $19,274

This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 10/31/93 to 9/30/00) as compared to the performance of an appropriate composite. The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield Index (CSFB HYI). The composite is from inception of the JPM EMBI+, which was 1/1/94. For the period 10/31/93 through 9/30/94, the J.P. Morgan Emerging Markets Bond Index was used in place of the JPM EMBI+. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFB HYI is a measure of lower-rated, fixed-income, non-convertible U.S. dollar denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. When comparing ACM Managed Dollar Income Fund to the composite shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in a composite, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

* Closest month-end after Fund's inception date of 10/22/93.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                            [BAR CHART OMITTED]

        ACM Managed Dollar Income Fund (NAV) - Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                               ACM Managed Dollar
                               Income Fund (NAV)             Composite
--------------------------------------------------------------------------------
      9/30/94*                      -11.64%                     n/a
      9/30/95                         6.11%                     8.31%
      9/30/96                        40.86%                    30.95%
      9/30/97                        33.64%                    22.55%
      9/30/98                       -36.22%                   -16.62%
      9/30/99                        18.69%                    16.33%
      9/30/00                         9.99%                    18.89%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distribution paid during the period.

The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield Index (CSFB
HYI). The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFB HYI is a measure of lower-rated, fixed-income, non-convertible U.S. dollar denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

* The Fund's return for the period ended 9/30/94 is from the Fund's inception date of 10/22/93 through 9/30/94. The J.P. Morgan Emerging Markets Bond Index Plus was not available (n/a) until 1/1/94. Therefore, returns for the benchmark are unavailable for the period ended 9/30/94. The benchmark's return for the period ended 9/30/94 is from 10/31/93 through 9/30/94.


--------------------------------------------------------------------------------
6 o ACM MANAGED DOLLAR INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2000

INCEPTION DATE               PORTFOLIO STATISTICS

10/22/93                     Net Assets ($mil): $179.7

SECURITY TYPE

38.4% Sovereign
35.0% Corporate
13.2% Yankee Bonds
 6.9% Brady Bonds                        [PIE CHART OMITTED]
 3.0% Preferred Stock
 1.2% Loan Participation
 0.4% Common Stock/Warrants
 1.9% Short-term

COUNTRY BREAKDOWN

40.9% United States
12.9% Brazil
10.6% Mexico
10.0% Russia                             [PIE CHART OMITTED]
 4.1% Argentina
 2.9% Venezuela
 2.8% Netherlands
 1.7% Canada
 1.6% Bulgaria
 1.6% Qatar
 1.4% Hong Kong
 1.2% Morocco
 1.1% Colombia
 1.1% Panama
 1.1% United Kingdom
 1.0% Ecuador
 0.9% Turkey
 0.9% Philippines
 0.9% Trinidad & Tobago
 0.9% South Korea
 0.4% Peru

All data as of September 30, 2000. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2000

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-60.0%

Sovereign Debt Securities-49.5%
Argentina-1.6%
Republic of Argentina
   10.25%, 7/21/30 .........................          $  3,500       $ 2,856,875
                                                                     -----------
Brazil-12.3%
Republic of Brazil
   14.50%, 10/15/09 ........................            20,000        22,000,000
                                                                     -----------
Colombia-1.4%
Republic of Colombia
   8.375%, 2/15/27 .........................             4,000         2,565,200
                                                                     -----------
Ecuador-1.4%
Republic of Ecuador
   12.00%, 11/15/12(a) .....................             3,500         2,458,750
                                                                     -----------
Mexico-10.1%
United Mexican States
   Series XW
   10.375%, 2/17/09 ........................            12,500        13,562,500
United Mexican States
   11.375%, 9/15/16 ........................             4,000         4,640,000
                                                                     -----------
                                                                      18,202,500
                                                                     -----------
Panama-1.4%
Republic of Panama
   10.75%, 5/15/20 .........................             2,500         2,440,750
                                                                     -----------
Philippines-1.1%
Republic of Philippines
   9.875%, 1/15/19 .........................             2,500         2,050,000
                                                                     -----------
Qatar-2.0%
State of Qatar
   9.75%, 6/15/30(a) .......................             2,000         2,055,000
   9.75%, 6/15/30 ..........................             1,500         1,535,700
                                                                     -----------
                                                                       3,590,700
                                                                     -----------


--------------------------------------------------------------------------------
8 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Russia-12.9%
Ministry Finance of Russia
   Series IV
   3.00%, 5/14/03 ..........................          $  5,800       $ 3,299,040
Russian Federation
   2.25%, 3/31/30(a) .......................            12,250         4,731,562
   12.75%, 6/24/28 .........................            17,500        15,207,500
                                                                     -----------
                                                                      23,238,102
                                                                     -----------
Trinidad & Tobago-1.1%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(a) .......................             2,000         2,025,000
                                                                     -----------
Turkey-1.2%
Republic of Turkey
   11.875%, 1/15/30 ........................             1,180         1,180,000
   12.375%, 6/15/09 ........................               960           985,200
                                                                     -----------
                                                                       2,165,200
                                                                     -----------
Venezuela-3.0%
Republic of Venezuela
   9.25%, 9/15/27 ..........................             8,000         5,410,400
                                                                     -----------
Total Sovereign Debt Securities
   (cost $88,109,088) ......................                          89,003,477
                                                                     -----------
Collateralized Brady Bonds-8.3%
Brazil-4.4%
Federal Republic of Brazil
   Discount FRN
   7.625%, 4/15/24 .........................            10,000         7,913,000
                                                                     -----------
Bulgaria-2.1%
Republic of Bulgaria
   Discount FRN
   Series A
   7.75%, 7/28/24 ..........................             5,000         3,825,000
                                                                     -----------
Mexico-1.1%
United Mexican States
   Discount FRN
   7.515%, 12/31/19 ........................             2,000         2,065,000
                                                                     -----------


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Venezuela-0.7%
Republic of Venezuela
   Discount FRN
   Series W-A
   7.5625%, 3/31/20 ..........................          $ 1,500     $  1,215,000
                                                                    ------------
Total Collateralized Brady Bonds
   (cost $14,412,079) ........................                        15,018,000
                                                                    ------------
Non-Collateralized Brady Bonds-0.6%
Peru-0.6%
Republic of Peru FLIRB
   3.75%, 3/07/17(b) .........................            1,850        1,040,625
                                                                    ------------
Total Non-Collateralized Brady Bonds
   (cost $993,104) ...........................                         1,040,625
                                                                    ------------
Loan Participation -1.6%
Morocco-1.6%
Kingdom of Morocco
   Loan Participation FRN
   Series A
   7.75%, 1/01/09
   (cost $2,722,562) .........................            3,100        2,789,662
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $106,236,833) .......................                       107,851,764
                                                                    ------------
U.S. CORPORATE DEBT
   OBLIGATIONS-45.9%
Banking-1.1%
Bank United Corporation
   8.875%, 5/01/07 ...........................            2,000        1,937,494
                                                                    ------------
Broadcasting & Media-1.5%
Allbritton Communications
   Series B
   8.875%, 2/01/08 ...........................              500          470,000
Fox Family Worldwide, Inc.
   9.25%, 11/01/07 ...........................            2,000        1,905,000
   10.25%, 11/01/07(c) .......................              500          361,250
                                                                    ------------
                                                                       2,736,250
                                                                    ------------
Building & Construction-0.4%
Morrison Knudsen Corporation
   11.00%, 7/01/10(a) ........................              650          656,500
                                                                    ------------


--------------------------------------------------------------------------------
10 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Cable-3.5%
Adelphia Communications
   10.875%, 10/01/10 .......................            $  450        $  443,250
Charter Communication Holdings
   10.25%, 1/15/10 .........................               950           934,562
CSC Holdings, Inc.
   9.25%, 11/01/05 .........................             1,000         1,012,500
Echostar DBS Corp.
   9.25%, 2/01/06 ..........................             1,000           991,250
Echostar DBS Corp.
   9.375%, 2/01/09 .........................             1,000           985,000
NTL Communications Corp.
   Series B
   11.50%, 10/01/08 ........................             2,000         1,940,000
                                                                      ----------
                                                                       6,306,562
                                                                      ----------
Chemicals-3.2%
Huntsman ICI Chemicals
   10.125%, 7/01/09 ........................             2,250         2,219,062
Lyondell Chemical Company
   10.875%, 5/01/09 ........................             1,800         1,748,250
Sterling Chemicals, Inc.
   Series B
   12.375%, 7/15/06 ........................             1,250         1,268,750
Trans-Resources, Inc.
   Series B
   10.75%, 3/15/08 .........................             3,750           543,750
                                                                      ----------
                                                                       5,779,812
                                                                      ----------
Communications-Fixed-11.6%
Colo.com
   13.875%, 3/15/10(a) .....................             1,000         1,025,000
Econophone, Inc.
   13.50%, 7/15/07 .........................             4,000         2,220,000
Exodus Communications
   11.625%, 7/15/10(a) .....................             1,000         1,007,500
Global Crossing Holding, Ltd.
   9.50%, 11/15/09 .........................             2,000         2,000,000
Level 3 Communications
   11.00%, 3/15/08 .........................             1,750         1,680,000
McLeodUSA, Inc.
   10.50%, 3/01/07(c) ......................             1,000           825,000
Metromedia Fiber Network
   10.00%, 12/15/09 ........................             2,000         1,880,000
Nextel Partners, Inc.
   11.00%, 3/15/10(a) ......................               600           606,000
Nextlink Communications
   10.50%, 12/01/09 ........................             2,000         1,840,000


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

PSINet, Inc.
   11.00%, 8/01/09 ...........................          $ 1,200      $   786,000
Tritel PCS, Inc.
   12.75%, 5/15/09(c) ........................            1,250          850,000
Viatel, Inc.
   11.50%, 3/15/09 ...........................            2,750        1,471,250
Williams Communications Group, Inc.
   11.70%, 8/01/08(a) ........................            2,000        1,920,000
Winstar Communications, Inc.
   12.75%, 4/15/10(a) ........................            2,545        1,857,850
   14.75%, 4/15/10(a)(c) .....................            3,000          975,000
                                                                     -----------
                                                                      20,943,600
                                                                     -----------
Communications-Mobile-3.9%
Crown Castle Int'l Corp.
   10.75%, 8/01/11 ...........................            1,000        1,032,500
Dobson/Sygnet Communications
   12.25%, 12/15/08 ..........................              750          746,250
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05 (d) .......................            5,000          200,000
Nextel Communications, Inc.
   9.375%, 11/15/09 ..........................            1,500        1,470,000
Spectrasite Holdings, Inc.
   12.875%, 3/15/10(c) .......................            2,750        1,430,000
TeleCorp PCS, Inc.
   10.625%, 7/15/10(a) .......................            1,500        1,522,500
   11.625%, 4/15/09(c) .......................            1,000          682,500
                                                                     -----------
                                                                       7,083,750
                                                                     -----------
Consumer Manufacturing-1.5%
Generac Portable Products, LLC
   11.25%, 7/01/06 ...........................            4,000        2,615,000
                                                                     -----------

Energy-2.6%
Chesapeake Energy Corp.
   Series B
   9.625%, 5/01/05 ...........................            1,000          997,500
EOTT Energy Partners LP
   11.00%, 10/01/09 ..........................            1,500        1,590,000
Gothic Production Corp.
   Series B
   11.125%, 5/01/05 ..........................            1,000        1,052,500
PSEG Energy Holdings
   9.125%, 2/10/04(a) ........................            1,000        1,023,582
                                                                     -----------
                                                                       4,663,582
                                                                     -----------


--------------------------------------------------------------------------------
12 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Entertainment & Leisure-1.3%
Marvel Enterprises, Inc.
   12.00%, 6/15/09 .........................           $ 3,000        $2,422,500
                                                                      ----------
Finance-0.6%
MBNA America Bank
   7.75%, 9/15/05 ..........................             1,000         1,008,787
                                                                      ----------
Gaming-2.0%
Mandalay Resort Group
   10.25%, 8/01/07(a) ......................             1,000         1,036,250
Mohegan Tribal Gaming
   8.75%, 1/01/09 ..........................             1,000           995,000
Park Place Entertainment
   9.375%, 2/15/07 .........................             1,500         1,530,000
                                                                      ----------
                                                                       3,561,250
                                                                      ----------
Healthcare -1.5%
HCA - The Healthcare Company
   8.75%, 9/01/10 ..........................             1,000         1,023,168
Iasis Healthcare Corporation
   13.00%, 10/15/09 ........................               800           830,000
Triad Hospitals Holdings
   Series B
   11.00%, 5/15/09 ......................               750           772,500
                                                                      ----------
                                                                       2,625,668
                                                                      ----------
Hotels & Lodging-0.3%
Host Marriott LP
   9.25%, 10/01/07(a) ......................               650           644,313
                                                                      ----------
Industrial-5.4%
Allied Waste North America
   Series B
   10.00%, 8/01/09 .........................             1,800         1,579,500
Flowserve Corporation
   12.25%, 8/15/10(a) ......................             1,000         1,027,500
Global Telesystems, Inc.
   9.875%, 2/15/05 .........................             2,000           870,000
Kaiser Aluminum & Chemicals
   9.875%, 2/15/02 .........................             1,500         1,488,750
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09 ........................             5,000         1,875,000
Tenent Healthcare Corporation
   7.875%, 1/15/03 .........................             1,000           997,500
Universal Compression, Inc.
   9.875%, 2/15/08(c) ......................             1,250           971,875


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Waste Management, Inc.
   6.875%, 5/15/09 ...........................          $ 1,000      $   913,214
                                                                     -----------
                                                                       9,723,339
                                                                     -----------
Metal/Minerals-0.4%
Republic Technologies
   13.75%, 7/15/09 ...........................            4,000          740,000
                                                                     -----------

Paper Packaging-1.2%
Crown Paper Co.
   11.00%, 9/01/05(d) ........................            5,000        1,150,000
Riverwood International Corp.
   10.625%, 8/01/07 ..........................            1,000        1,006,250
                                                                     -----------
                                                                       2,156,250
                                                                     -----------
Plastics-0.9%
Foamex LP
   13.50%, 8/15/05(e) ........................            2,000        1,600,000
                                                                     -----------

Technology-1.0%
Concentric Networks
   12.75%, 12/15/07 ..........................              100          100,500
Viasystems, Inc.
   9.75%, 6/01/07 ............................            1,750        1,658,125
                                                                     -----------
                                                                       1,758,625
                                                                     -----------
Utilities - Electric & Gas-2.0%
AES Corporation
   9.375%, 9/15/10 ...........................            1,500        1,530,000
Cogentrix Energy, Inc.
   8.75%, 10/15/08(a) ........................            1,000        1,002,500
Dominion Resources
   Series B
   7.625%, 7/15/05 ...........................            1,000        1,014,911
                                                                     -----------
                                                                       3,547,411
                                                                     -----------
Total U.S. Corporate Debt Obligations
   (cost $107,336,747) .......................                        82,510,693
                                                                     -----------

NON-U.S. CORPORATE DEBT
   OBLIGATIONS-16.4%
Argentina-3.7%
IMPSA Metalurgicas Pescarm
   9.50%, 5/31/02(a) .........................            5,000        3,162,500
Supercanal Holdings, SA
   12.00%, 11/07/02(d) .......................            3,477        3,477,625
                                                                     -----------
                                                                       6,640,125
                                                                     -----------


--------------------------------------------------------------------------------
14 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Canada-2.3%
360Networks, Inc.
   13.00%, 5/01/08 .............................     $       700     $   640,500
Doman Industries Limited
   12.00%, 7/01/04 .............................           2,000       1,997,500
Pierce Leahy Command Company
   8.125%, 5/15/08 .............................           1,500       1,410,000
                                                                     -----------
                                                                       4,048,000
                                                                     -----------
Hong Kong-1.7%
Guangdong Enterprises
   8.875%, 5/22/07(a)(d) .......................           7,900       3,160,000
                                                                     -----------
Korea-1.1%
Hanvit Bank
   12.75%, 3/01/10(b) ..........................           2,000       2,030,000
                                                                     -----------
Mexico-2.4%
Innova S. de R.L
   12.875%, 4/01/07 ............................           4,500       4,275,000
                                                                     -----------
Netherlands-3.7%
Cellco Finance
   15.00%, 8/01/05 .............................           4,000       4,130,000
Hermes Europe Railtel
   10.375%, 1/15/09 ............................             500         252,500
United Pan-Europe Communications
   Series B
   13.75%, 2/01/10(c) ..........................           1,000         457,500
Versatel Telecom International
   11.875%, 7/15/09 ............................           2,000       1,740,000
                                                                     -----------
                                                                       6,580,000
                                                                     -----------
United Kingdom-1.5%
Avecia Group PLC
   11.00%, 7/01/09 .............................           1,200       1,188,000
Comcast UK Cable Partners
   11.20%, 11/15/07(c) .........................           1,500       1,447,500
                                                                     -----------
                                                                       2,635,500
                                                                     -----------
Total Non-U.S. Corporate Debt Obligations
   (cost $29,428,323) ..........................                      29,368,625
                                                                     -----------

CONVERTIBLE PREFERRED STOCK-0.1%
PSINet, Inc.
   7.00%(a)
   (cost $600,000) .............................          15,000         264,375
                                                                     -----------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

NON-CONVERTIBLE PREFERRED
   STOCK-3.8%
CSC Holdings, Inc.
   Series M
   11.125%(f) .............................           16,701      $   1,774,481
Global Crossing Holding, Ltd
   10.50%(g) ..............................           10,000          1,022,500
Intermedia Communication
   Series B
   13.50%(f) ..............................              775            744,000
Nextel Communications, Inc.
   Series E
   11.125%(f) .............................            3,326          3,209,590
                                                                  -------------
Total Non-Convertible Preferred Stock
   (cost $6,951,492) ......................                           6,750,571
                                                                  -------------
COMMON STOCK & WARRANTS-0.5%
OpTel, Inc. Common Stock(h)(i) ............            8,500                 85
Republic Technology
   warrants, expiring 7/15/09(h)(j) .......            4,000                 40
Uniroyal Technology Corp.
   warrants, expiring 6/01/03(h)(k) .......           60,000            855,000
                                                                  -------------
Total Common Stock & Warrants
   (cost $593,730) ........................                             855,125
                                                                  -------------
TIME DEPOSIT-2.4%
Societe Generale
   6.688%, 10/02/00
   (cost $4,400,000) ......................          $ 4,400          4,400,000
                                                                  -------------

Total Investments-129.1%
   (cost $255,547,125) ....................                         232,001,153
Other assets less liabilities-(29.1%) .....                         (52,347,988)
                                                                  -------------
Net Assets-100% ...........................                       $ 179,653,165
                                                                  -------------


--------------------------------------------------------------------------------
16 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, these securities amounted to $32,161,682 or 17.9% of net assets.
(b) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect as of September 30, 2000.
(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(d)   Security is in default and is non-income producing.
(e)   Illiquid security, valued at fair value (see Note A).
(f)   Paid-in-kind preferred, quarterly stock payments.
(g)   Paid-in-kind preferred, semi-annual stock payments.
(h)   Non-income producing security.
(i)   Common stock, par value is $0.01 per share.
(j) Each warrant entitles the holder to purchase one share of Class D Common Stock at $0.01 per share. The warrants are exercisable until 7/15/09.
(k) Each warrant entitles the holder to purchase one share of Common Stock at $2.1875 per share. The warrants are exercisable until 6/01/03.

      Glossary of Terms:
      FLIRB - Front Loaded Interest Reduction Bond.
      FRN   - Floating Rate Note.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 17

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2000

Assets
Investments in securities, at value (cost $255,547,125) .....     $ 232,001,153
Cash ........................................................            81,303
Interest receivable .........................................         7,262,689
Receivable for investment securities sold ...................         1,958,798
Dividend receivable .........................................            71,692
Prepaid expenses and other assets ...........................            33,036
                                                                  -------------
Total assets ................................................       241,408,671
                                                                  -------------
Liabilities
Loan payable ................................................        57,500,000
Payable for investment securities purchased .................         3,581,034
Interest payable ............................................           290,104
Advisory fee payable ........................................           163,694
Administrative fee payable ..................................            32,732
Accrued expenses and other liabilities ......................           187,942
                                                                  -------------
Total liabilities ...........................................        61,755,506
                                                                  -------------
Net Assets ..................................................     $ 179,653,165
                                                                  =============
Composition of Net Assets
Common stock, at par ........................................     $     221,964
Additional paid-in capital ..................................       296,226,749
Distributions in excess of net investment income ............          (728,523)
Accumulated net realized loss on
   investment transactions ..................................       (92,521,053)
Net unrealized depreciation of investments ..................       (23,545,972)
                                                                  -------------
                                                                  $ 179,653,165
                                                                  =============
Net Asset Value Per Share (based on 22,196,375
   shares outstanding) ......................................             $8.09
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM MANAGED DOLLAR INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2000

Investment Income
Interest ....................................     $ 29,835,392
Dividends ...................................          739,726     $ 30,575,118
                                                  ------------
Expenses
Advisory fee ................................        1,867,443
Administrative fee ..........................          373,469
Loan fees ...................................           99,461
Printing ....................................           85,262
Custodian ...................................           79,317
Audit and legal .............................           77,008
Transfer agency .............................           43,312
Directors' fees and expenses ................           36,773
Registration fees ...........................           32,363
Miscellaneous ...............................           28,023
                                                  ------------
Total expenses before interest expense ......        2,722,431
Interest expense ............................        4,012,615
                                                  ------------
Total expenses ..............................                         6,735,046
                                                                   ------------
Net investment income .......................                        23,840,072
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions .............................                          (552,590)
Net realized gain on written option
   transactions .............................                            48,678
Net change in unrealized
   appreciation/depreciation
   of investments ...........................                        (4,322,036)
                                                                   ------------
Net loss on investments .....................                        (4,825,948)
                                                                   ------------
Net Increase in Net Assets from
   Operations ...............................                      $ 19,014,124
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 19

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended       Year Ended
                                                September 30,    September 30,
                                                     2000             1999
                                                =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income .......................   $  23,840,072    $  27,228,889
Net realized loss on investment and
   written option transactions ..............        (503,912)     (56,696,741)
Net change in unrealized
   appreciation/depreciation of
   investments and other assets .............      (4,322,036)      63,688,493
                                                -------------    -------------
Net increase in net assets from operations ..      19,014,124       34,220,641
Dividends to Shareholders from
Net investment income .......................     (22,550,509)     (27,228,889)
Distributions in excess of net investment
   income ...................................              -0-      (2,893,503)
Tax return of Capital .......................      (3,123,919)              -0-
                                                -------------    -------------
Net decrease in net assets resulting from
   dividends to shareholders ................     (25,674,428)     (30,122,392)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock .................       1,695,549        3,599,304
                                                -------------    -------------
Total increase (decrease) ...................      (4,964,755)       7,697,553
Net assets
Beginning of period .........................     184,617,920      176,920,367
                                                -------------    -------------
End of period ...............................   $ 179,653,165    $ 184,617,920
                                                =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED DOLLAR INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended September 30, 2000

Increase (Decrease) in Cash from
Operating Activities
Interest and dividends received ..............   $  26,002,792
Interest expense paid ........................      (3,896,091)
Operating expenses paid ......................      (2,707,484)
                                                 -------------
Net increase in cash from operating activities                     $ 19,399,217
Investing Activities
Purchases of long-term investments ...........    (331,852,591)
Proceeds from disposition of long-term
   investments ...............................     331,666,740
Proceeds from options written ................          48,678
Sales of short-term investments, net .........       7,273,000
                                                 -------------
Net increase in cash from investing
   activities ................................                        7,135,827
Financing Activities(a)
Cash dividends and distributions paid ........     (26,454,245)
                                                 -------------
Net decrease in cash from financing
   activities ................................                      (26,454,245)
                                                                   ------------
Net increase in cash .........................                           80,799
Cash at beginning of period ..................                              504
                                                                   ------------
Cash at end of period ........................                     $     81,303
                                                                   ============

--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities
Net increase in net assets from operations ...                     $ 19,014,125
Adjustments
Decrease in dividend and interest
   receivable ................................   $      41,008
Accretion of bond discount ...................      (4,613,334)
Decrease in accrued expenses and
   other assets ..............................          14,946
Increase in interest payable .................         116,524
Net loss on investments ......................       4,825,948
                                                 -------------
Total adjustments ............................                          385,092
                                                                    -----------
Net Increase in Cash from
   Operating Activities ......................                     $ 19,399,217
                                                                   ============

(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND O 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2000

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. There fore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are deter-


--------------------------------------------------------------------------------
22 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

mined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are re-corded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE B

Advisory and Administrative Fees

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,000 during the year ended September 30, 2000.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the average adjusted weekly net assets of the Fund during the month. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, options and U.S. government securities) aggregated $319,426,571 and $330,268,514, respectively, for the year ended September 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 2000.

At September 30, 2000, the cost of investments, for federal income tax purposes was $255,696,633. According, gross unrealized appreciation of investments was $5,221,649 and gross unrealized depreciation of investments was $28,917,129, resulting in net unrealized depreciation of $23,695,480.

At September 30, 2000, the Fund had a capital loss carryforward of $82,090,920 of which $57,455,739 expires in the year 2007 and $24,635,181 expires in the year 2008.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $10,280,625 during the fiscal year. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is re corded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended September 30, 2000 were as follows:

                                                        Number of
                                                        Contracts      Premiums
                                                        =========      ========

Options outstanding at the beginning of year ......            -0-     $     -0-
Options written ...................................       100,000        48,678
Options terminated in closing purchase
   transactions ...................................            -0-           -0-
Options expired ...................................      (100,000)      (48,678)
                                                         --------      --------
Options outstanding at September 30, 2000 .........            -0-     $     -0-
                                                         ========      ========


--------------------------------------------------------------------------------
24 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Interest Rate Swap Agreements

The Fund may enter into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts.

At September 30, 2000, the Fund had no outstanding interest rate swap contracts.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 22,196,375 shares of Common Stock outstanding at September 30, 2000, the Adviser owned 7,100 shares.

During the year ended September 30, 2000 and for the year ended September 30, 1999 the Fund issued 193,135 and 380,881 shares, respectively, in connection with the dividend reinvestment plan.

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 23, 1998. The maximum credit available is $95,000,000 and the amount outstanding as of September 30, 2000 was $57,500,000 with an average interest rate of 6.87 %. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the year ended September 30, 2000 was approximately $57,500,000 with a related weighted average annualized interest rate of 6.98%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 25

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic development which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
26 o ACM MANAGED DOLLAR INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                        Year Ended September 30,
                                    --------------------------------------------------------------
                                       2000        1999         1998           1997         1996
                                    --------------------------------------------------------------
Net asset value,
  beginning of period ......        $   8.39     $   8.18     $  15.84       $  13.08     $  10.42
                                    --------------------------------------------------------------
Income From Investment
  Operations
Net investment income ......            1.08(a)      1.25(a)      1.41(a)        1.45(a)      1.27
Net realized and unrealized
  gain (loss) on investment
  and option transactions ..            (.22)         .34        (6.30)          2.62         2.65
                                    --------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...............             .86         1.59        (4.89)          4.07         3.92
                                    --------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ........           (1.02)       (1.25)       (1.56)         (1.31)       (1.26)
Distributions in excess from
  net investment income ....              -0-        (.13)          -0-            -0-          -0-
Distributions from net
  realized gains on
  investments ..............              -0-          -0-       (1.21)            -0-          -0-
Tax return of capital
  distribution .............            (.14)          -0-          -0-            -0-          -0-
                                    --------------------------------------------------------------
Total dividends and
  distributions ............           (1.16)       (1.38)       (2.77)         (1.31)       (1.26)
                                    --------------------------------------------------------------
Net assets value,
  end of period ............        $   8.09     $   8.39     $   8.18       $  15.84     $  13.08
                                    --------------------------------------------------------------
Market value, end of period         $   8.50     $  10.25     $ 9.3125       $  15.00     $  11.75
                                    ==============================================================
Total Return(b)
Total investment return
  based on:
  Market value .............           (5.41)%      27.06%      (23.44)%        40.87%       33.53%
  Net asset value ..........            9.99%       18.69%      (36.22)%        33.64%       40.86%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........        $179,653     $184,618     $176,920       $336,514     $370,546
Ratio of expenses to
  average net assets .......            2.70%        2.46%        2.56%          2.36%        2.59%
Ratio of expenses to average
  net assets excluding
  interest expense(c) ......            1.09%        1.11%        1.03%          1.01%        1.07%
Ratio of net investment
  income to average net
  assets ...................            9.55%       11.27%        8.19%          8.00%        8.79%
Portfolio turnover rate ....             134%         223%         208%           274%         443%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c)   Net interest expense of 1.61%, 1.35%, 1.53%, 1.35%, and 1.52%, respectively, on loan agreements (See Note E).


--------------------------------------------------------------------------------
28 o ACM MANAGED DOLLAR INCOME FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors ACM Managed Dollar
Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 6, 2000


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 29

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Ex change or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
30 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Ex change Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------


GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Governments or corporations issue bonds when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
32 o ACM MANAGED DOLLAR INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Common Stock

Custodian, Dividend Paying Agent,
Transfer Agent And Registrar
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
34 o ACM MANAGED DOLLAR INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors
Fund Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 35

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL  INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent orga nizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Rein vestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be aid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
36 o ACM MANAGED DOLLAR INCOME FUND

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, NY 10105

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDIAR900